--------------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             Frederick B. Whittemore
  CHAIRMAN OF THE BOARD     DIRECTOR
Warren J. Olsen             James W. Grisham
  PRESIDENT AND DIRECTOR    VICE PRESIDENT
John D. Barrett II          Harold J. Schaaff, Jr.
  DIRECTOR                  VICE PRESIDENT
Gerard E. Jones             Joseph P. Stadler
  DIRECTOR                  VICE PRESIDENT
Andrew McNally, IV          Valerie Y. Lewis
  DIRECTOR                  SECRETARY
Samuel T. Reeves            Karl Hartmann
  DIRECTOR                  ASSISTANT SECRETARY
Fergus Reid                 James R. Rooney
  DIRECTOR                  TREASURER
Frederick O. Robertshaw     Joanna M. Haigney
  DIRECTOR                  ASSISTANT TREASURER

--------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
--------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
--------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius
2000 One Logan Square
Philadelphia, Pennsylvania 19103
--------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            LATIN AMERICAN PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995

LETTER TO SHAREHOLDERS
-------

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment, primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the period from inception on January 18, 1995 through September 30, 1995, the total return of the Portfolio was -1.70% compared with -4.53% for the Morgan Stanley Capital International ('MSCI') Emerging Markets Global Latin America Index for the same period.

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS GLOBAL LATIN AMERICA INDEX(1)
----------------------------------------------------

                                             TOTAL RETURNS(2)
                                             ----------------
                                                   YTD
                                             ----------------
PORTFOLIO..................................         -1.70%
INDEX......................................         -4.53

1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela (assumes dividends reinvested).

2. Total   returns   for   the    Portfolio   reflect   expenses   waived    and
reimbursed,   if   applicable,  by   the  Adviser.   Without  such   waiver  and
   reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------

THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

For the three months ended September 30, 1995, the Portfolio had a total return of 11.70% compared with 3.77% for the MSCI Emerging Markets Global Latin America Index.

The Latin American markets rallied during the month of July and August but corrected slightly in September. The individual markets moved disparately, reacting to local events and reflecting shifts in sentiment.

The Portfolio's outperformance was due to its overweight position in Brazil, which saw much larger gains than the Index, and its small presence in Chile, which was hit hard during the quarter.

The Brazilian market was the best performer during the period, rising 14.7% on the back of lower than expected inflation numbers and a modest easing of bank reserve requirements by the Central Bank. Brazil's gains for the past two quarters now aggregate to 33.7%, bringing the net decline for the year to -9.3%.

Economic activity in Brazil picked up slightly during August and September after two slow summer months. The Central Bank's credit tightening measures appeared to have been successful in slowing the economy and reducing inflationary pressures, clearing the way for easing credit towards the end of the quarter. Inflation reached a low of 0.7% in August and should come in modestly higher for the month of September. Furthermore, past due loans in the banking sector, rising throughout the year, peaked and stabilized during August.

The reform process continues to move slowly through Congress and other regulatory bodies, addressing tax, administration, social security, industry deregulation and privatization issues.

We expect progress in these areas to come gradually over the next six to twelve months. Tariffs on regulated industries are being cautiously raised to avoid inflationary shocks. The petroleum industry was granted a 13% raise in tariffs during the quarter and similar action is expected for the telecommunications and electric utility sectors before the end of the year.

The government's control of the economy through the foreign exchange rate, domestic interest rates and select import tariffs has been prudent and has allowed for the reduction of inflationary pressures without tipping the economy into a recession. Said differently, the government appears to be on the road to successfully engineering a 'soft landing.'

We are cautiously optimistic about the market for the remainder of the year. We believe there are opportunities for handsome gains through judicious stock selection, though we do not expect the continuation of the strong rallies experienced in the second and third quarters. The Portfolio is therefore positioned to benefit from a) a marginal reduction of interest rates, b) improving trends in consumer spending and credit, and c) reform, privatization and cost-cutting in the attractively valued state-owned companies.

Mexico also posted a strong performance for the quarter, as the MSCI Mexico Index gained 7.4%. The Mexican market rallied during July and August, but saw a reversal of sentiment amidst renewed concern over fundmentals and the depth of the recession in September.

A lower-than-expected -10.5% year-over-year GDP contraction for the second quarter raised new questions about the state of the economy and the timing of the much-anticipated recovery. Market sentiment soured, stabilized towards the end of the month and turned negative again at the end of the quarter shrinking a 19% gain to 7.4% by the end of September.

The currency saw periods of volatility in August and late September, closing the quarter 2% lower than at the end of June. Interest rates were also under pressure at the end of the quarter, with rates on government paper experiencing modest rises.

Inflation for July and August was moderate to low, falling in the below 2% range, but spiked in September to 2.1% due to seasonal factors. While we believe there are selected stocks that represent good value and have attractive upside, we are cautious about the Mexican market as a whole in the near term, as sentiment turned less pessimistic too quickly and an economic turnaround is slow in the coming.

The Argentine market was flat for the quarter, as concern over the tenure of Economic Minister Cavallo erased a strong early quarter rally. A series of debt buy-back programs were announced during the quarter, the first few of which were implemented with moderate success.

Disagreements over economic policy between Cavallo and other administration insiders in addition to controversy over the Finance Minister's energetic attack on corruption, created an air of uncertainty about the stability of the Menem team and rumors of Cavallo's imminent departure. By the end of the quarter speculation subsided, but it seems clear that Cavallo's tenure in the government is increasingly precarious. We continue to have a defensive presence in Argentina, but remain optimistic on the ability of the country to make economic headway in the medium to long term.

Chile experienced a steep decline during the third quarter, as the MSCI EMG Chile Index fell 14.6%, reacting to a potential decline in electricity rates and a weakening currency. The Portfolio remains underweight in Chile, allowing for valuations to contract further and come in line with fundamentals.

The Colombian market was severely damaged by allegations that President Samper's election campaign received contributions from the Cali cartel. As the case against the President gained momentum, the stock market fell, amassing a 16.1% loss for the quarter, and the currency weakened. Hearings on the case will be held by the Colombian Congress during the month of October. This situation may provide an opportunity for the Portfolio to revisit its exposure to the country, increasing holdings in stocks whose valuations have been strongly affected but whose fundamentals remain sound.

The Peruvian market continued its strong performance for the year, rising 6.9%. The Portfolio's position in the country remains relatively neutral with emphasis on more liquid blue-chips with superior growth potential.

Venezuela edged up 1.1% on the back of positive though sporadic moves by the Caldera administration, which backtracked on one of its campaign promises and doubled the price of gasoline. In addition, as foreign reserves fall to alarmingly low levels, there is speculation about an IMF package that would modify the current fixed exchange rate scheme and liberalize other controls on the economy in exchange for a US$1.5 billion loan needed to meet interest payments due in the fourth quarter. In the event that these measures are adopted and represent a turning point in Venezuelan economic policy we will revisit our current negative stance on the market.

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1995

                                                      VALUE
  SHARES                                              (000)
-----------                                         ---------
COMMON STOCKS (49.5%)
 ARGENTINA (4.0%)
    133,372    Banco del Suquia, Class B            $     176
     20,935    Capex S.A. ADR                             288
     11,359    Quilmes Industrial S.A.                    210
                                                    ---------
                                                          674
                                                    ---------
 BRAZIL (19.5%)
 23,400,000    Cia Acos Especiais Itabira                 167
      8,875    Cia Brasileira ADR                          97
      1,584    Cia Energetica de Minas Gerais ADR          35
      7,422    Cia Energetica de Minas Gerais GDR         165
  2,657,000    Cia Energetica de Sao Paulo                 86
  3,382,000    Cia Siderurgica Nacional                    91
  2,102,000    Eletrobras                                 648
     31,180    Eletrobras ADR                             479
  7,240,000    Refrigeracao Parana S.A.                    16
     12,900    Rhodia-Ster ADS                            173
    464,000    Servicos de Eletricdade                    173
  4,380,000    Telebras                                   177
     18,250    Telebras ADR                               867
    806,500    Telecomunicacoes de Sao Paulo              135
                                                    ---------
                                                        3,309
                                                    ---------
 CHILE (1.6%)
      2,860    Embotelladora Andina S.A. ADR               95
      9,650    Maderas y Sinteticos S. A. ADR             186
                                                    ---------
                                                          281
                                                    ---------
 MEXICO (21.9%)
     10,950    ALFA S.A. de C.V., Class A                 142
     75,560    Apasco S.A., Class A                       298
    195,880    Banacci, Class B                           370
     52,329    Banacci, Class L                            93
     23,950    Cemex CPO ADR                              202
     38,100    Cemex S.A., Class A                        146
     20,760    Empresas ICA S.A. ADR                      239
    214,100    FEMSA, Class B                             543
      5,000    Grupo Carso S.A. ADR                        63
    107,585    Grupo Financiero Bancomer ADR              632
     11,870    Kimberly-Clark de Mexico S.A. de
                C.V., Class A                             166
      6,765    Panamerican Beverages, Inc., Class
                A                                         182
      8,350    Telefonos de Mexico S.A. ADR,
                Class L                                   265
     75,400    Tolmex S.A., Class B2                      381
                                                    ---------
                                                        3,722
                                                    ---------

                                                      VALUE
  SHARES                                              (000)
-----------                                         ---------
 PERU (2.5%)
     87,200    Banco de Credito del Peru            $     163
    134,410    Telefonica del Peru S.A., Class B          258
                                                    ---------
                                                          421
                                                    ---------
TOTAL COMMON STOCKS (Cost $7,621)                       8,407
                                                    ---------
PREFERRED STOCKS (38.4%)
 BRAZIL (38.4%)
 89,651,249    Banco Bradesco S.A.                        861
 24,986,000    Banco do Brasil                            401
  9,387,000    Banco Nacional S.A.                        186
  1,943,173    Brahma                                     792
    178,500    Centrais Eletricas de Santa
                Catarina, Class B                         139
  5,726,000    Cia Energetica de Minas Gerais             129
    611,000    Cia Energetica de Sao Paulo                 21
  7,899,000    Cia Paulista de Forca E Luz                316
  3,266,000    Continental 2001                            66
    529,000    Coteminas                                  173
    169,000    Dixie Toga S.A.                            145
  1,097,000    Eletrobras, Class B                        338
  1,497,400    Itaubanco                                  471
    339,000    Itausa Investimentos Itau S.A.             213
  8,180,000    Lojas Renner                               185
     63,000    Multibras S.A.                              66
  4,971,000    Petrobras                                  524
125,745,000    Refrigeracao Parana S.A.                   329
  8,228,000    Telebras                                   393
    721,000    Telecomunicacoes de Sao Paulo              118
 82,500,000    Usiminas Siderurgicas de Minas
                Gerais S.A.                                91
  2,529,000    Vale Do Rio Doce                           425
    283,000    WEG S.A.                                   145
                                                    ---------
TOTAL PREFERRED STOCKS (Cost $5,921)                    6,527
                                                    ---------
   FACE
  AMOUNT
   (000)
-----------
BONDS (2.2%)
 VENEZUELA (2.2%)
$       750    Republic of Venezuela Debt
                Conversion Bonds, Series DL,
                (Floating Rate), 6.813%, 12/18/07
                (Cost $388)                               379
                                                    ---------
CONVERTIBLE DEBENTURES (1.9%)
 COLOMBIA (1.9%)
        430    Banco de Colombia 5.20%, 2/01/99
                (Cost $392)                               318
                                                    ---------
TOTAL FOREIGN SECURITIES (92.0%) (Cost $14,322)        15,631
                                                    ---------

   FACE
  AMOUNT                                              VALUE
   (000)                                              (000)
-----------                                         ---------
SHORT-TERM INVESTMENT (7.3%)
 REPURCHASE AGREEMENT (7.3%)
$     1,246    Chase Manhattan Bank, N.A., 6.00%,
                dated 9/29/95, due 10/02/95, to
                be repurchased at $1,247,
                collateralized by $1,015 United
                States Treasury Bonds, 8.875%,
                due 8/15/17, valued at $1,274
                (Cost $1,246)                       $   1,246
                                                    ---------
FOREIGN CURRENCY (0.2%)
  APS     2    Argentine Peso                               2
  BLR    17    Brazilian Real                              17
   MP    21    Mexican New Peso                             3
  PS      6    Peruvian Sol                                 3
                                                    ---------
TOTAL FOREIGN CURRENCY (Cost $25)                          25
                                                    ---------

TOTAL INVESTMENTS (99.5%) (Cost $15,593)            $  16,902
                                                    ---------
                                                      VALUE
                                                      (000)
                                                    ---------
OTHER ASSETS AND LIABILITIES (0.5%)
  Other Assets                                      $     254
  Liabilities                                            (172)
                                                    ---------
                                                           82
                                                    ---------
NET ASSETS (100%)                                   $  16,984
                                                    ---------
                                                    ---------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
PER SHARE
  Applicable to 1,727,049 outstanding $.001 par
  value shares (authorized 500,000,000 shares)      $    9.83
                                                    ---------
                                                    ---------

------------------------
ADR -- AMERICAN DEPOSITARY RECEIPT
ADS -- AMERICAN DEPOSITARY SHARES
GDR -- GLOBAL DEPOSITARY RECEIPT